As filed with the Securities and Exchange Commission on March 7, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-6194

The Chaconia Income & Growth Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2007

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

CHACONIA INCOME & GROWTH FUND, INC.
Letter to Shareholders
Dear Shareholders:

The Chaconia Income and Growth Fund (“the Chaconia Fund”) posted a net gain of 1.8% in 2007. The total return of the blended S&P 500 Index (“S & P 500”) and Lehman Government Credit Bond Index (70% weighted by the S&P 500 return and 30% weighted by the Lehman Bond Index return) for the same period was 6.0%. The total year’s performance was muted by the market’s weakness experienced in the second half of 2007. Investor sentiment swung rapidly over the year and the market volatility witnessed in the first half of 2007 became more pronounced in the latter half of the year. Concerns about slowing growth in the U.S. economy weighed in as investors continued to fret over credit concerns, housing woes and slimmer corporate profits. On the plus side, unemployment and interest rates in the U.S. have remained near historically low levels.

2007 Market Review

The U.S. equity markets declined in the second half of 2007, capping a year marked by increased volatility. Within the large cap universe, the Russell 1000 Index and S&P 500 each declined 3% for the fourth quarter. However, strong gains earlier in the year resulted in gains of 6% and 5%, respectively, for 2007. In fact, 2007 represented the 5th straight year of gains for the large cap market. Small cap stocks underperformed their large cap counterparts for both the 4th quarter and full year periods. Less exposure to overseas economies, which generally grew faster than the U.S., negatively impacted smaller cap companies. Economic growth abroad helped the international markets again post positive returns in 2007. The MSCI EAFE Index, although down 2% for the quarter, rose 12% for the year. Emerging markets performed even better, helping the MSCI ACWI ex US Index, a benchmark including both developed and emerging markets outside the U.S., increase 17% for the year despite a 1% drop in the 4th quarter.

Throughout 2007 investors, in general, and financial services firms, in particular, grappled with the fallout from the subprime mortgage market. The full spectrum of financial institutions, from small commercial banks to the largest brokerages in the country, continued to feel aftershocks. Many took significant write-downs on mortgages, mortgage-backed securities and other lower-quality securities that became unmarketable. In turn, these financial institutions became reluctant to lend to each other and to consumers because they needed to preserve capital and they lacked trust in the underlying collateral. The market for leveraged buy-out deals that had driven merger and acquisition activity over the prior two years all but dried up. In addition to housing and credit concerns, the equity markets faced other challenges. Energy prices continued to rise with oil peaking during the quarter just shy of $100 per barrel. For the year, the price of oil increased over 50%.

The Chaconia Income and Growth Fund’s gains from the equity holdings were driven by stock selection with the Health Care, Industrials and Energy sectors leading the way. Within the Health Care sector, Express Scripts, a pharmacy benefit manager providing prescription processing and mail & specialty pharmacy services to health insurers and large self-insured employers, rose 31% for the quarter. Growth in the company’s higher margin generic drug and mail order businesses is driving increased profitability. Further, rising healthcare costs continue to drive demand for Express Scripts’ services. In the Energy sector, Apache, one of the largest independent exploration and production companies in the U.S., rose 20% for the quarter. Apache benefited from both higher oil prices and increased production across its diversified portfolio of projects. The Chaconia Fund’s fixed income holdings showed strong gains for the year as interest rates declined across the curve. High quality U.S. Treasuries and other Full Faith and Credit bonds were the best performers in the bond market, with corporate, asset backed and mortgage backed securities trailing government guaranteed issues.

Market Outlook

Largely because of the credit crunch, the general expectation is that domestic GDP growth slowed to approximately 1% in the 4th quarter after rising 3.8% and 4.9% in the second and third quarters, respectively. The Federal Reserve has stepped in to help ease the impact of the tighter credit environment and housing slowdown on the economy. Although additional interest rate cuts are expected, the threat of inflation makes it difficult for the Federal Reserve to significantly lower rates for an extended period of time. Within the equity market, investors are once again rewarding companies with the strongest balance sheets and most consistent earnings. Our expectation for 2008 is that bond investors that are strong swimmers will be able to kick to the surface and not only survive, but thrive.

CHACONIA INCOME & GROWTH FUND, INC.
Letter to Shareholders (continued)

The recent increase in market volatility serves as an excellent reminder of the importance of constructing high quality portfolios and properly assessing risk. The Chaconia Fund’s equity holdings consist of companies that, on average, trade at a discount to the broad market, enjoy higher than expected earnings growth, are more profitable as measured by return on equity, and have taken on less debt. On the fixed income side, despite a zero-weighting of US Treasury Bonds, the bond portion of the Chaconia Fund continues to preserve shareholders’ capital while delivering consistent, coupon driven cash flows. Our emphasis on identifying high quality, attractively priced securities will continue to benefit Chaconia Fund shareholders.

Sincerely,

Gayle Daniel-Worrell
Vice President

December 31, 2007

The performance data included above represents past performance and is no guarantee of future results. The investment return and principal value of your investment in the Chaconia Income & Growth Fund will fluctuate so that your shares, when redeemed, may be worth more or less that their original cost.

CHACONIA INCOME & GROWTH FUND, INC.
(Unaudited)

THIS CHART ASSUMES AN  INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/31/97. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.
LEHMAN GOVERNMENT CREDIT INDEX - The Lehman Brothers Government/Credit Index tracks the performance of US dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the US Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year. BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 and the Lehman US Govt/Credit index.

CHACONIA INCOME & GROWTH FUND, INC.
Additional Information on Fund Expenses
For the Six Months Ended December 31, 2007
(Unaudited)

As a shareholder of the a mutual fund, you incur two types of costs: (1) transaction costs, no sales load for this fund; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/07 - 12/31/07).

Actual Expenses
The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principals. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “”Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and  hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as , redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2007

Expenses Paid During
	Beginning	Ending Value	the Period 07/1/07 -
	Value 07/1/07	12/31/07	12/31/07*

Actual	$ 1,000.00	$ 982.90	$ 18.24

Hypothetical
(5% annual
return before
expenses)	$ 1,000.00	$ 1,025.21	$18.63

* Expenses are equal to the Fund's annualized expense ratio of 3.65% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

CHACONIA INCOME & GROWTH FUND, INC.
Asset Breakdown
(as a % of investments)

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments
December 31, 2007

Number of		Market
Shares		Value

	COMMON STOCKS - 72.3%

	Aerospace & Defense - 4.3%
3,400	The Boeing Company	$297,364
4,500	General Dynamics Company	400,455
		697,819

	Capital Goods - 2.7%
11,600	General Electric Company	430,012

	Consumer Discretionary - 7.6%
7,900	Darden Restaurants, Inc.	218,909
4,200	Target Corporation	210,000
6,500	The TJX Companies, Inc.	186,745
8,200	The Walt Disney Company	264,696
9,000	Yum! Brands, Inc.	344,430
		1,224,780

	Data Processing - 1.3%
4,600	Automatic Data Processing, Inc.	204,838

	Financial Services - 13.1%
4,400	Bank of America Corporation	181,544
5,900	Citigroup Inc.	173,696
3,098	Countrywide Financial Corporation	27,696
4,300	Fannie Mae	171,914
3,000	Freddie Mac	102,210
2,200	The Goldman Sachs Group, Inc.	473,110
7,500	J.P. Morgan Chase & Co.	327,375
3,400	Lehman Brothers Holdings, Inc	222,496
5,100	Merrill Lynch & Co., Inc.	273,768
3,208	Morgan Stanley	170,377
		2,124,186

	Health Care - 10.8%
4,400	Beckman Coulter, Inc.	320,320
15,100	Boston Scientific Corp.*	175,613
7,000	Express Scripts, Inc.*	511,000
5,700	Pfizer Inc.	129,561
5,700	United Health Group, Incorporated	331,740
3,200	WellPoint Inc.*	280,736
		1,748,970

Number of		Market
Shares		Value

	Insurance - 6.1%
4,500	AFLAC Incorporated	$281,835
5,000	American International Group, Inc.	291,500
4,500	Loews Corporation	226,530
9,400	The Progressive Corporation	180,104
		979,969

	Integrated Oils - 8.8%
4,500	Apache Corporation	483,930
7,000	Devon Energy Corporation	471,223
5,500	Occidental Petroleum Corporation	384,950
2,900	Spectra Energy Corporation	74,878
		1,414,981

	Multi-Utilities - 2.9%
10,300	Duke Energy Corporation	207,751
6,600	Southern Company	255,750
		463,501

	Semiconductors - 4.2%
17,500	Intel Corporation	466,550
6,300	International Rectifier Corporation*	214,011
		680,561
	Software - 2.4%
4,600	Autodesk, Inc. *	228,896
5,200	Intuit, Inc.*	164,372
		393,268

	Technology - 4.2%
15,800	Corning Incorporated*	379,042
2,800	International Business
	Machines Corporation (IBM)	302,680
		681,722

	Telecommunications - 2.1%
7,900	American Tower Corporation-Class A*	336,540

	Transportation - 1.8%
2,300	Union Pacific Corporation	288,926
	Total Common Stocks	11,670,073
	(Cost $8,655,143)

	MUTUAL FUNDS - 3.9%
237,123	Trinidad & Tobago Unit Trust Corporation
	First Unit Scheme (a)(f)	621,927
	Total Mutual Funds (Cost $429,530)	621,927

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (continued)
December 31, 2007

Principal		Market
Amount		Value

	ASSET BACKED SECURITIES - 2.5%

100,000	CPL Transition Funding LLC,
	Series 2002-1, Class A5,
	6.250%, 01/15/2017	$105,725
70,912	Continental Airlines Inc.
	Pass Thru Certificates,
	Series 2000-2, 7.707%, 04/02/2021	74,103
90,000	FedEx Corporation,
	1993-A, 8.760%, 05/22/2015	101,250
95,879	Union Pacific Corporation,
	2003-1, 4.698%, 01/02/2024	90,592
28,366	West Pennsylvania Funding,
	Series 1999-A, 6.980%, 12/25/2008	28,591
	Total Asset Backed Securities
	(Cost $407,623)	400,261

	CORPORATE BONDS - 1.3%

104,773	The Burlington Northern and
	Santa Fe Railway Company,
	5.943%, 01/15/2022	107,273
100,000	Norfolk Southern Corp.,
	5.257%, 09/17/2014	99,288
	Total Corporate Bonds	206,561
	(Cost $211,534)

Principal		Market
Amount		Value

	MORTGAGE BACKED SECURITIES - 3.6%

	Government National Mortgage Association
	(GNMA) Real Estate Mortgage Investment
	Conduit Pass-Thru Certificates:
67,994	Series 2002-83, Class A,
	3.313%, 04/16/2017 $	67,914
62,061	Series 2004-78, Class A,
	3.59%, 11/16/2017	61,303
68,409	Series 2005-2, Class B,
	4.116%, 03/16/2019	67,772
101,058	Series 2003-48, Class AB,
	2.866%, 02/16/2020	99,893
6,953	Series 2001-12, Class B,
	6.207%, 06/16/2021	6,982
2,298	Series 2003-43, Class A,
	2.709%, 07/16/2021	2,292
71,455	Series 2004-25, Class AC,
	3.377%, 01/16/2023	70,155
26,948	Series 2005-87, Class A,
	4.449%, 03/16/2025	26,827
43,436	Series 2006-8, Class A,
	3.942%, 08/16/2025	42,937
63,222	Series 2005-14, Class A,
	4.13%, 02/16/2027	62,649
73,062	Series 2003-72, Class B,
	4.356%, 02/16/2030	72,732
	Total Mortgage Backed Securities	581,456
	(Cost $577,539)

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments (continued)
December 31, 2007

Principal		Market
Amount		Value

	U.S. GOVERNMENT AGENCY ISSUES - 15.8%
	AID-ISRAEL:
200,000	5.50%, 09/18/2023	$215,787
200,000	5.50%, 12/04/2023	215,936
		431,723
	Amethyst,
141,680	4.620%, 04/15/2016	146,473

	Federal National Mortgage Association (FNMA):
200,000	3.375%, 12/15/2008	198,840
200,000	4.625%, 10/15/2013	206,138
86,660	6.00%, 05/01/2036	88,034
83,932	5.50%, 04/01/2036	83,894
		576,906

	Federal Home Loan Mortgage Corporation (FHLMC),
200,000	3.625%, 09/15/2008	199,156

	Rowan Companies,
113,000	5.88%, 03/15/2012	118,695

	Government National Mortgage Association
	(GNMA) Real Estate Mortgage Investment
	Conduit Pass-Thru Certificates:
78,965	5.50%, 01/20/2035	79,171
84,803	5.00%, 11/20/2035	82,872
		162,043

	Small Business Administration (SBA)
	Participation Certificates:
92,456	Series 2004-10C, Class 1,
	4.23%, 05/01/2014	92,141
181,774	Series 2002-20H, Class 1,
	5.31%, 08/01/2022	185,598
72,814	Series 2003-20J, Class 1,
	4.92%, 10/01/2023	73,166
287,791	Series 2004-20E, Class 1,
	5.18%, 05/01/2024	292,064
150,771	Series 2003-20F, Class 1,
	5.52%, 06/01/2024	155,124
43,497	Series 2003-20H, Class 1,
	5.11%, 08/01/2025	43,955
28,892	Series 2003-20L, Class 1,
	5.12%, 12/01/2026	29,125
24,416	Series 2003-20E, Class 1,
	5.31%, 05/01/2027	24,680
25,000	Series 2003-20H, Class 1,
	5.78%, 08/01/2027	25,932
		921,785
	Total U.S. Government Agency Issues	2,556,781
	(Cost $2,506,534)

Number	SHORT TERM INVESTMENTS - 1.4%
of shares	Money Market Funds - 1.4%
232,236	First American Treasury
	Obligations Fund - Class Y	232,236
	TOTAL SHORT TERM INVESTMENTS	232,236
	(Cost $232,236)
	TOTAL INVESTMENTS - 100.8%	16,269,295
	(Cost $13,020,139)
	LIABILITIES IN EXCESS OF
	OTHER ASSETS - (0.8%)	(135,268)
	TOTAL NET ASSETS - 100.00%	$16,134,027

*	Non-income producing.
(a)	Affiliated issuer.
(f)	Foreign security.

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Investments, at value
Non-affiliates (cost $12,590,609)	$15,647,368
Affiliates (cost $429,530)	621,927
Interest receivable	37,884
Dividends receivable	10,062
Receivable from Fund shares sold	100
Other assets	8,284
Total assets	16,325,625

LIABILITIES:
Accrued service fees	31,664
Payable to the custodian	4,797
Payable to Transfer Agent	21,090
Payable to Adviser	25,857
Payable for Fund shares redeemed	1,000
Accrued Audit fees	35,642
Accrued Administration fees	12,229
Accrued Legal fees	19,169
Other accrued expenses	40,150
Total liabilities	191,598
NET ASSETS	$16,134,027

NET ASSETS CONSIST OF:
Capital stock ($0.01 par value)
and paid in capital	$19,073,106
Undistributed Net Investment loss	(192,408)
Accumulated net realized
loss on investments	(5,995,827)
Net unrealized appreciation
on investments	3,249,156
Total net assets	$16,134,027
Shares outstanding (8,000,000 shares authorized)	1,332,998
Net asset value, redemption price
and offering price per share	$12.10

CHACONIA INCOME & GROWTH FUND, INC.
Statement of Operations
For the Year Ended December 31, 2007

INVESTMENT INCOME:
Interest income	$213,472
Dividend income
Non-affiliates	208,483
Affiliates	23,014
Total investment income	444,969

EXPENSES:
Advisory fees	111,808
Distribution fees	86,807
Service fees	43,404
Transfer agent and accounting fees	116,053
Professional fees	121,231
Directors fees and expenses	39,140
Administration fees	47,895
Custody fees	8,455
Federal and state registration fees	6,384
Other	28,441
Total expenses	609,618

NET INVESTMENT LOSS	(164,649)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	703,745
Net change in unrealized appreciation
/depreciation on investments	(208,780)
Net realized and unrealized gain
on investments	494,965
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$330,316

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
OPERATIONS:
Net investment loss	$(164,649)	$(181,781)
Net realized gain on investments	703,745	2,127,890
Net change in unrealized appreciation
/depreciation on investments	(208,780)	(527,575)
Net increase in net assets
from operations	330,316	1,418,534

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	244,026	840,626
Payment for shares redeemed	(2,895,219)	(3,220,495)
Redemption Fees	28	186
Net decrease in net assets from
capital share transactions	(2,651,165)	(2,379,683)

TOTAL DECREASE IN NET ASSETS	(2,320,849)	(961,149)

NET ASSETS:
Beginning of period	18,454,876	19,416,025
End of period (including undistributed net
investment loss of $192,408 and $0, respectively)	$16,134,027	$18,454,876

CHANGES IN SHARES OUTSTANDING:
Shares sold	20,194	76,215
Shares redeemed	(239,814)	(287,406)
Net decrease	(219,620)	(211,191)
Beginning Shares	1,552,618	1,763,809
Ending Shares	1,332,998	1,552,618

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Financial Highlights

	Year Ended December 31,

	2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$11.89	$11.01	$10.47	$9.80	$8.02

Income from investment operations:
Net investment loss(1)	(0.12)	(0.04)	(0.12)	(0.06)	(0.10)
Net realized and unrealized
gain on investments	0.33	0.92	0.72	0.73	1.92
Total from investment operations	0.21	0.88	0.60	0.67	1.82

Less distributions from net investment income	—	—	(0.06)	(0.00)(2)	(0.04)

Net asset value, end of period	$12.10	$11.89	$11.01	$10.47	$9.80

Total return	1.77%	7.99%	5.69%	6.88%	22.71%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$ 16,134	$ 18,455	$19,416	$22,215	$ 22,799

Ratio of expenses to average net assets	3.51%	3.50%	3.10%	3.16%	3.93%

Ratio of net investment loss to average net assets	(0.95)%	(0.97)%	(0.69)%	(0.44)%	(0.98)%

Portfolio turnover rate	4.73%	26.09%	26.43%	21.25%	13.70%

(1) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
(2) Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CHACONIA INCOME & GROWTH FUND, INC.
Notes to the Financial Statements
December 31, 2007

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Chaconia Income & Growth Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation - Securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded.

Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

b) Effective Effective June 29, 2007, 2007, The Chaconia Income & Growth Fund (the “Fund”) adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund only relate to Federal tax years. As of December 31, 2007, open Federal tax years include the tax years ended December 31, 2004 through 2007. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2007. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

CHACONIA INCOME & GROWTH FUND, INC.
Notes to Financial Statements (continued)
December 31, 2007

c) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

f) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

g) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

h) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds.
Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

2.INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2007 were as follows:

	Purchases	Sales
U.S. Government	$192,389	$487,115
Other	619,780	3,223,818

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$13,229,699

Gross unrealized appreciation	3,882,846
Gross unrealized depreciation	(843,250)
Net unrealized appreciation	$3,039,596

Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—

Other accumulated losses	(5,978,675)
Total accumulated losses	$(2,939,079)

CHACONIA INCOME & GROWTH FUND, INC.
Notes to Financial Statements (continued)
December 31, 2007

At December 31, 2007, the Fund had accumulated capital loss carryforwards of $4,208,471 expiring in 2009, $413,844 expiring in 2010, 244,113 expiring in 2011 and 1,112,247 expiring in 2012. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. For the year ended December 31, 2007, capital loss carryforwards of $696,869 were utilized by the Fund.

There were no distributions made by the Fund during the year ended December 31, 2007.

3.INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with Earnest Partners, LLC (the “Adviser”). Under the agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4.SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain entities for personal service and/or maintenance of shareholder accounts. Service fees are calculated up to 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares. The Fund incurred service fees of $43,404 under this agreement during the year ended December 31, 2007.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares of up to 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with Chaconia Financial Services, Inc. (“CFS”), a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the year ended December 31 2007, CFS and UTC earned $86,807.

Efective January 1, 2008, the Plan will change from a Reimbursement Plan to a Compensatory Plan.

CHACONIA INCOME & GROWTH FUND, INC.
Notes to Financial Statements (continued)
December 31, 2007

5.AFFILIATED TRANSACTIONS

The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the Chaconia Income & Growth Fund.

	Share Balance at			Share Balance at
Name of Issuer	January 1, 2007	Purchases	Sales	December 31, 2007
Trinidad & Tobago
Unit Trust Corporation
-First Unit Scheme*	237,123	—	—	237,123
Cost	$429,530	—	—	$429,530

* Dividends paid to the Fund during 2007 were $23,014.
* At December 31, 2007, 6.4% of the outstanding shares of the Fund were owned by the Trinidad and Tobago Unit Trust Corporation, the sponsor of the Fund.

6.GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

CHACONIA INCOME & GROWTH FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Chaconia Income & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Chaconia Income & Growth Fund (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 25, 2008

CHACONIA INCOME & GROWTH FUND, INC.
Directors and Officers

Name and Address	Position(s)	Term of Office	Principal Occupation During	# of Portfolios in	Other
	Held	and Length of	Last Five Years	Fund Complex	Directorships
	With	Time Served		Overseen by	Held by
	Registrant			Director	Director

Non-Interested Director

Dr. John A. Cole	Independent	Indefinite, until	Dean of the School of Professional	1	None
Age: 61	Director	successor	Programs, 8-98 to Present,
400 Chimney Hill Road		elected	Benedict College;
Columbia, SC 29209
Since 1994

Dr. Roosevelt J. Williams	Chairman	Indefinite, until	Director, Cipriani College of Labour	1	None
Age: 65		successor	and Cooperative Studies, 8-97 to
Cipriani College of Labour		elected	Present;
and Cooperative Studies
Churchill Roosevelt		Since 1994
Highway, Valsayn, Trinidad
and Tobago, West Indies

Dr. Anthony T. Bryan	Independent	Indefinite, until	Professor at University of Miami,	1	None
Age: 69	Director	successor	9-92 to 5-05;
c/o Trinidad and Tobago		elected	Professor Emeritus at University of
Unit Trust Corporation			Miami, 5-05 to Present.
82 Independence Square		Since 2002
Port-of-Spain
Trinidad and Tobago,
West Indies

Nigel L. Scott	Independent	Indefinite, until	Attorney, Scott, Yallery-Arthur,	1	None
Age: 67	Director	successor	1975 to Present.
c/o Trinidad and Tobago		elected
Unit Trust Corporation
82 Independence Square		Since 2003
Port-of-Spain
Trinidad and Tobago,
West Indies

CHACONIA INCOME & GROWTH FUND, INC.
Directors and Officers

Name and Address	Position(s)	Term of Office	Principal Occupation During	# of Portfolios in	Other
	Held	and Length of	Last Five Years	Fund Complex	Directorships
	With	Time Served		Overseen by	Held by
	Registrant			Director	Director

Interested Director

*Marlon Holder	Director	Indefinite, until	Deputy CEO, First Citizens Bank	1	Chaconia
Age: 49		successor			Fund Services
c/o Trinidad and Tobago		elected			Inc.,
Unit Trust Corporation
82 Independence Square,		Since 2007
Port-of-Spain,
Trinidad and Tobago,
West Indies

*Gayle Daniel-Worrell	Director, Vice	Indefinite, until	Vice President, Marketing & International	1	Chaconia
Age:47	President	successor	Business, Trinidad and Tobago Unit Trust		Financial
Trinidad and Tobago Unit	and	elected	Corporation, 6-04 to Present; Marketing		Services, Inc.
Trust Corporation	Secretary		Manager, Trinidad and Tobago Unit Trust		and Chaconia
82 Independence Square,		Since 2002	Corporation, 11-94 to 6-04.		Fund
Port-of-Spain,					Services, Inc.
Trinidad and Tobago,
West Indies

*Eutrice Carrington	Vice	Indefinite, until	Vice President, Asset Management	N/A	N/A
Age: 56	President	successor	Services, Trinidad and Tobago Unit Trust
Trinidad and Tobago Unit	and	elected	Corporation, 6-04 to present; Investment
Trust Corporation	Treasurer		Manager, Trinidad and Tobago Unit Trust
82 Independence Square,		Since 2003	Corporation, 8-99 to 6-04; Investment
Port-of-Spain,			Ananlyst, 4-96 to 8-99
Trinidad and Tobago,
West Indies

*Gale Grant	Chief	Indefinite, until	Knowledge Officer since 02-05,	N/A	N/A
Age 35	Compliance	successor	International Business Development
Trinidad and Tobago Unit	Officer	elected	Officer, 09-03 to 02-05, Trinidad and
Trust Corporation			Tobago Unit Trust Corporation, Business
82 Independence Square,		Since 2006	Analyst, National Entrepreneurial
Port-of-Spain,			Development Company 09-02, Credit
Trinidad and Tobago,			Analyst 04-98 to 09-02.
West Indies

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund's sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund's distributor, Chaconia Financial Services, Inc.

CHACONIA INCOME & GROWTH FUND, INC.

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30, 2007 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

CHACONIA INCOME & GROWTH FUND, INC.

DIRECTORS AND PRINCIPAL OFFICERS
Dr. John A. Cole, Director
Dr. Roosevelt J. Williams, Chairman
Dr. Anthony T. Bryan, Director
Nigel Scott, Director
Marlon Holder, Director
Gayle Daniel-Worrell, Director, Vice President, Secretary
Eutrice Carrington, Vice President and Treasurer
Gale Grant, Chief Compliance Officer

INVESTMENT ADVISER
Earnest Partners, LLC
75 Fourteenth Street, Suite 2300
Atlanta, Georgia, 30309

DISTRIBUTOR
Chaconia Financial Services, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Center
82 Independence Square
Port of Spain, Trinidad

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive, principal financial officer and the principal accounting officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2007	FYE 12/31/2006
Audit Fees	$31,000	$29,300
Audit-Related Fees	$0	$0
Tax Fees	$4,600	$4,300
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2007	FYE 12/31/2006
Registrant	$4,600	$4,300
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Chaconia Income & Growth Fund]

By (Signature and Title)  /s/ Gayle Daniel-Worrell
Gayle Daniel-Worrell, President

Date    3/6/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gayle Daniel-Worrell
Gayle Daniel-Worrell, President

Date    3/6/08

By (Signature and Title)  /s/ Eutrice Carrington
Eutrice Carrington, Treasurer

Date    3/6/08